UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2014

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 23, 2014, MicroStrategy Incorporated (the “Company”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”). The following proposals were adopted by the votes specified below.

	For	Withheld/ Against	Abstain	Broker Non-Votes

1. To elect five (5) directors for the next year:
Michael J. Saylor	24,073,414	3,067,637	—	904,159
Robert H. Epstein	26,163,837	977,214	—	904,159
Stephen X. Graham	26,169,901	971,150	—	904,159
Jarrod M. Patten	25,769,273	1,371,778	—	904,159
Carl J. Rickertsen	25,752,162	1,388,889	—	904,159

2. To approve the MicroStrategy Incorporated 2013 Stock Incentive Plan.	24,480,869	2,652,450	7,732	904,159

3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement for the 2014 Annual Meeting.	21,528,670	5,600,269	12,112	904,159

4. To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	28,025,694	8,471	11,045	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2014	MicroStrategy Incorporated (Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Senior Executive Vice President & Chief Financial Officer